                                                                    Exhibit 99.1

                  PhotoMedex Announces Third Quarter
                               Results

    MONTGOMERYVILLE, Pa.--(BUSINESS WIRE)--Nov. 1, 2007--PhotoMedex,
Inc. (NASDAQ:PHMD) today announced financial and operating results for the three months ended September 30, 2007. Financial highlights of the
2007 third quarter include:

    --  Domestic XTRAC(R) procedures up 39% over the prior-year third quarter and essentially unchanged sequentially

    --  Domestic XTRAC treatment revenues up 36% over the prior-year third quarter and up 12% sequentially

    --  Domestic XTRAC gross margin up substantially to 50% in the third quarter from 24% in the prior year

    --  Dermatology division revenues up 12% over the prior-year third quarter

    Revenues for the third quarter of 2007 increased 8% to $8,921,871 from $8,291,547 in the third quarter of 2006. Domestic XTRAC revenues increased 26% over the 2006 third quarter and skin care revenues were up slightly.

    Jeffrey O'Donnell, PhotoMedex CEO and President, commented, "XTRAC procedures in the third quarter strengthened nicely compared with the prior year, and remained at the higher level of the immediately preceding quarter despite the seasonal slowdown that is typical in the summer months for dermatology procedures. Notably, more than 29,000 procedures were performed during the quarter. We expect to see continued momentum in the fourth quarter which we believe will result in nearly 60% growth for the year and set a new record high for XTRAC procedures."

    Mr. O'Donnell further commented, "The recent significant increase in third party payer positive reimbursement decisions for XTRAC has resulted in an accelerated demand for units, and we added 47 new contracted customers during the third quarter, increasing our domestic installed base to 355 XTRAC systems. The encouraging reimbursement news has also led us to accelerate the expansion of our field force.
We are adding both sales and clinical specialist to take advantage of the increased demand and geographic opportunity in pursuit of our growth objectives."

    The net loss for the third quarter of 2007 was $1,652,972, or
$0.03 per share, compared with a net loss for the third quarter of
2006 of $1,693,035, or $0.03 per share. This year's third quarter net loss included non-cash stock-based compensation expense of $395,058 and depreciation and amortization expense of $1,231,111. The net loss for the third quarter of last year included non-cash stock-based compensation expense of $349,553 and depreciation and amortization expense of $1,047,178. A reconciliation of non-GAAP financial measures used in this news release to GAAP financial measures and a
presentation of the most directly comparable GAAP financial measures is included below in the section on Non-GAAP Measures.

    Revenues for the nine months ended September 30, 2007 were
$27,269,160, compared with revenues for the nine months ended
September 30, 2006 of $24,596,452.

    The net loss for the nine months ended September 30, 2007 was
$5,372,211, or $0.09 per share, compared with a net loss for the nine months ended September 30, 2006 of $5,383,228, or $0.10 per share.
This year's net loss included charges for stock-based compensation expense of $1,197,150 and depreciation and amortization expense of
$3,563,026. Last year's loss for the first nine months included stock-based compensation expense of $1,248,111 and depreciation and amortization expense of $3,101,689.

    As of September 30, 2007, the Company had cash and cash
equivalents of $8,276,473, including restricted cash of $117,000.

    Non-GAAP Measures

    To supplement PhotoMedex's consolidated financial statements presented in accordance with GAAP, PhotoMedex is providing certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP net loss and non-GAAP loss per share. PhotoMedex's reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, nor superior to, GAAP results. These non-GAAP measures are included to enhance investors' overall understanding of
PhotoMedex's current financial performance and to provide further information for comparative information due to the adoption of accounting standard FAS 123R.

    Specifically, the Company believes the non-GAAP measures provide useful information to management and to investors by isolating certain expenses, gains and losses that may not be indicative of its core operating results and business outlook. In addition, PhotoMedex believes the non-GAAP measures that exclude stock-based compensation expense enhance the comparability of results against prior periods.
Reconciliation to GAAP accounting of all non-GAAP measures included in this press release is as follows:

                    SELECT NON-GAAP RECONCILIATION
----------------------------------------------------------------------
                     For the Three Months    For the Nine Months Ended
                      Ended September 30,          September 30,
                       2007         2006         2007         2006
                   ------------ ------------ ------------ ------------
Net Loss           $(1,652,972) $(1,693,035) $(5,372,211) $(5,383,228)
 Adjustments:
  Stock-based
   compensation        395,058      349,553    1,197,150    1,248,111
  Depreciation and
   amortization      1,231,111    1,047,178    3,563,026    3,101,689
  Other non-cash
   charges              19,221       22,685      103,064      110,366
                   ------------ ------------ ------------ ------------
     Total
      adjustments    1,645,390    1,419,416    4,863,240    4,460,166
                   ------------ ------------ ------------ ------------
Non-GAAP adjusted
 loss              $    (7,582) $  (273,619) $  (508,971) $  (923,062)
                   ============ ============ ============ ============

Shares used in
 computing basic
 and fully diluted  62,956,881   52,659,132   62,735,569   52,486,758

Non-GAAP adjusted
 loss per fully
 diluted share     $     (0.00) $     (0.01) $     (0.01) $     (0.02)

    Conference Call and Webcast Details

    PhotoMedex will hold a conference call to discuss the Company's third quarter 2007 results today beginning at 4:30 p.m. Eastern time.
To participate in the conference call, dial 877-681-3373 (and confirmation code 4189561). A replay of the call will be available from Thursday, November 1 at 7:30 p.m. Eastern time until Wednesday,
November 14 at 12:00 midnight, by dialing 888-203-1112 and using confirmation code 4189561.

    The live broadcast of PhotoMedex, Inc.'s quarterly conference call will be available online with accompanying slide presentation by going to www.photomedex.com and clicking on the link to Investor Relations, and at www.streetevents.com. The online replay will be available shortly after the call at those sites.

    About PhotoMedex

    PhotoMedex provides contract medical procedures to hospitals, surgi-centers and doctors' offices, offering a wide range of products and services across multiple specialty areas, including dermatology, urology, gynecology, orthopedics, and other surgical specialties. The
Company is a leader in the development, manufacturing and marketing of medical laser products and services. In addition as a result of the merger with ProCyte, PhotoMedex now develops and markets products based on its patented, clinically proven Copper Peptide technology for skin health, hair care and wound care. The Company sells directly to dermatologists, plastic and cosmetic surgeons, spas and salons and through licenses with strategic partners into the consumer market, including a long-term worldwide license agreement with Neutrogena(R), a Johnson & Johnson company. ProCyte brands include Neova(R),
Ti-Silc(R), VitalCopper(R), Simple Solutions(R) and AquaSante(R).

    SAFE HARBOR STATEMENT

    Some portions of the conference call, particularly those
describing PhotoMedex' strategies, operating expense reductions and business plans, will contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. While
PhotoMedex is working to achieve those goals, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including continued
increase in XTRAC procedures performed, difficulties in marketing its products and services, need for capital, competition from other companies and other factors, any of which could have an adverse effect on the business plans of PhotoMedex, its reputation in the industry or its results. In light of significant uncertainties inherent in forward-looking statements included herein and in the conference call, the inclusion of such information in the conference call should not be regarded as a representation by PhotoMedex or its subsidiaries that the forward looking statements will be achieved. For further details and a discussion of these and other risks and uncertainties, please see our annual report on From 10-k for the year ended December 31,
2006 and quarterly report on Form 10-Q for the quarterly period ended
June 30, 2007, which are on file with the SEC. We undertake no obligation to publicly update any forward looking statement, either as a result of new information, future events or otherwise.

                           PHOTOMEDEX, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (UNAUDITED)

                                            Three Months Ended
                                               September 30,
                                             2007         2006
                                         ------------ ------------

Revenues                                 $ 8,921,871  $ 8,291,547

Cost of Sales                              4,682,789    4,658,936
                                         ------------ ------------
   Gross profit                            4,239,082    3,632,611
                                         ------------ ------------

  Operating expenses:
  Selling, general and administrative (2)  5,548,329    4,899,404
  Research and development and
   engineering                               202,163      267,062
                                         ------------ ------------
                                           5,750,492    5,166,466
  Loss from operations before
   interest expense, net                  (1,511,410)  (1,533,855)

Interest expense, net                       (141,562)    (159,180)
                                         ------------ ------------

Net loss                              (1)$(1,652,972) $(1,693,035)(1)
                                         ============ ============

Basic and diluted net loss per share     $     (0.03) $     (0.03)
                                         ============ ============

Shares used in computing basic and
 diluted
  net loss per share                      62,956,881   52,659,132
                                         ============ ============

(1) Includes Depreciation and
 Amortization                              1,231,111    1,047,178

(2) Share-based compensation expense         395,058      349,553

                           PHOTOMEDEX, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (UNAUDITED)

                                                Nine Months Ended
                                                   September 30,
                                                 2007         2006
                                            ------------- ------------

Revenues                                     $27,269,160  $24,596,452

Cost of Sales                                 14,491,887   13,591,024
                                            ------------- ------------
   Gross profit                               12,777,273   11,005,428
                                            ------------- ------------

  Operating expenses:
  Selling, general and administrative         17,165,901   15,206,041
  Research and development and engineering       603,636      764,445
                                            ------------- ------------
                                              17,769,537   15,970,486
  Loss from operations before
   interest expense, net                      (4,992,264)  (4,965,058)

Interest expense, net                           (379,947)    (418,170)
                                            ------------- ------------

Net loss                                     $(5,372,211) $(5,383,228)
                                            ============= ============

Basic and diluted net loss per share         $     (0.09) $     (0.10)
                                            ============= ============

Shares used in computing basic and diluted
  net loss per share                          62,735,569   52,486,758
                                            ============= ============

(1) Includes Depreciation and Amortization     3,563,026    3,101,689

(2) Share-based compensation expense           1,197,150    1,248,111

                           PHOTOMEDEX, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                             (UNAUDITED)

                                            September 30, December 31,
                                                 2007         2006
                                            ------------- ------------
      Assets
 Cash and cash equivalents                   $  8,276,473  $12,885,742
 Accounts receivable, net                       5,828,110    4,999,224
 Inventories                                    7,999,879    7,301,695
 Other current assets                             657,993      534,135
 Property and equipment, net                   10,056,058    9,054,098
 Other assets                                  21,718,785   22,706,627
                                            ------------- ------------
      Total Assets                           $ 54,537,298  $57,481,521
                                            ============= ============

      Liabilities and Stockholders' Equity
 Accounts payable and accrued liabilities    $  5,632,853  $ 5,681,143
 Other current liabilities                      1,320,890      755,913
 Bank and Lease Notes Payable                   7,537,537    6,941,551
 Stockholders' equity                          40,046,018   44,102,914
                                            ------------- ------------
      Total Liabilities and Stockholders'
       Equity                                $ 54,537,298  $57,481,521
                                            ============= ============

                           PHOTOMEDEX, INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (UNAUDITED)

                      Three Months Ended         Nine Months Ended
                         September 30,              September 30,
                       2007         2006         2007         2006
                   ------------ ------------ ------------ ------------
CASH FLOWS FROM
 OPERATING
 ACTIVITIES:
 Net loss          $(1,652,972) $(1,693,035) $(5,372,211) $(5,383,228)
  Adjustments to
   reconcile net
   loss to net
   cash used in
   operating
   activities:
  Depreciation and
   amortization       1,231,111    1,047,178    3,563,026    3,101,689
    Stock-based
     compensation
     expense
     related to
     employee
     options and
     restricted
     stock              395,058      349,552    1,197,150    1,248,111
  Provision for
   bad debts             19,221        7,965      103,064       66,211
  Other                       -       14,720            -       44,155
 Changes in assets
  and liabilities:
 (Increase)
  decrease in:
  Accounts
   Receivables        (154,277)      135,114    (931,950)    (136,471)
  Inventories         (158,333)      640,212    (724,448)      612,427
  Prepaid expenses
   and other
   assets               544,859      343,358      648,793      710,407
 Increase
  (decrease) in:
      Accounts
       payable &
       other
       accrued
       expenses       (167,943)      205,858      194,754      355,939
  Deferred
   revenues              68,398       28,051      477,930      198,758
                   ------------ ------------              ------------
 Net cash (used
  in) provided by
  operating
  activities            125,122    1,078,973    (843,892)      817,998

CASH FLOWS FROM
 INVESTING
 ACTIVITIES:        (1,399,791)  (1,413,424)  (3,525,372)  (3,546,179)

CASH FLOWS FROM
 FINANCING
 ACTIVITIES:        (1,128,565)      483,566    (201,005)    1,606,602
                  ------------- ------------ ------------ ------------

NET (DECREASE)
 INCREASE IN CASH   (2,403,234)      149,115  (4,570,269)  (1,121,579)

CASH, BEGINNING OF
 PERIOD              10,562,707    4,132,342   12,729,742    5,403,036
                   ------------ ------------ ------------ ------------

CASH, END OF
 PERIOD               8,159,473    4,281,457    8,159,473    4,281,457

RESTRICTED CASH         117,000      168,167      117,000      168,167
                   ------------ ------------ ------------ ------------

TOTAL                $8,276,473   $4,449,624   $8,276,473   $4,449,624
                   ============ ============ ============ ============

    The following tables reflect unaudited results of operations for our business segments for the periods indicated below:

                              Unaudited
                                    Three Months Ended September 30,
                                                   2007
                                    ----------------------------------
                                                INTERN'L
                                     DOMESTIC    DERM.    SKIN CARE
                                      XTRAC     EQUIPMENT
                                    ---------- ---------- ----------
Revenues                            $2,025,148   $819,442 $3,065,905
Costs of revenues                    1,009,237    538,292    903,688
                                    ---------- ---------- ----------
 Gross profit                        1,015,911    281,150  2,162,217
                                    ---------- ---------- ----------
 Gross profit %                          50.2%      34.3%      70.5%

Allocated operating expenses:
 Selling, general and
  administrative                     1,496,326     40,809  1,323,172
 Engineering and product
  development                                -          -    103,696

Unallocated operating expenses               -          -          -
                                    ---------- ---------- ----------
                                     1,496,326     40,809  1,426,868
                                    ---------- ---------- ----------
Income (loss) from operations        (480,415)    240,341    735,349

Interest expense, net                        -          -          -
                                    ---------- ---------- ----------

Net income (loss)                   ($480,415)   $240,341   $735,349
                                    ========== ========== ==========

                              Unaudited
                                    Three Months Ended September 30,
                                                   2007
                                   -----------------------------------
                                               SURGICAL
                                    SURGICAL    PRODUCTS
                                     SERVICES  AND OTHER     TOTAL
                                   ----------- ---------- ------------
Revenues                            $1,899,200 $1,112,176   $8,921,871
Costs of revenues                    1,545,437    686,135    4,682,789
                                   ----------- ---------- ------------
 Gross profit                          353,763    426,041    4,239,082
                                   ----------- ---------- ------------
 Gross profit %                          18.6%      38.3%        47.5%

Allocated operating expenses:
 Selling, general and
  administrative                       170,374    144,548    3,175,229
 Engineering and product
  development                                -     98,467      202,163

Unallocated operating expenses               -          -    2,373,100
                                   ----------- ---------- ------------
                                       170,374    243,015    5,750,492
                                   ----------- ---------- ------------
Income (loss) from operations          183,389    183,026  (1,510,410)

Interest expense, net                        -          -    (141,562)
                                   ----------- ---------- ------------

Net income (loss)                     $183,389   $183,026 ($1,652,972)
                                   =========== ========== ============

                              Unaudited
                                    Three Months Ended September 30,
                                                   2006
                                    ----------------------------------
                                                INTERN'L
                                     DOMESTIC    DERM.    SKIN CARE
                                      XTRAC     EQUIPMENT
                                    ---------- ---------- ----------
Revenues                            $1,601,125   $616,342 $3,050,249
Costs of revenues                    1,224,007    320,502    913,012
                                    ---------- ---------- ----------
 Gross profit                          377,118    295,840  2,137,237
                                    ---------- ---------- ----------
 Gross profit %                          23.6%      48.0%      70.1%

Allocated operating expenses:
 Selling, general and administrative   987,163     60,876  1,300,536
 Engineering and product development
                                             -          -    144,996

Unallocated operating expenses               -          -          -
                                    ---------- ---------- ----------
                                       987,163     60,876  1,445,532
                                    ---------- ---------- ----------
Income (loss) from operations        (610,045)    234,964    691,705

Interest expense, net                        -          -          -
                                    ---------- ---------- ----------

Net income (loss)                   ($610,045)   $234,964   $691,705
                                    ========== ========== ==========

                              Unaudited
                                    Three Months Ended September 30,
                                                   2006
                                   -----------------------------------
                                               SURGICAL
                                    SURGICAL    PRODUCTS
                                     SERVICES  AND OTHER     TOTAL
                                   ----------- ---------- ------------
Revenues                            $1,793,088 $1,230,743   $8,291,547
Costs of revenues                    1,409,453    791,962    4,658,936
                                   ----------- ---------- ------------
 Gross profit                          383,635    438,781    3,632,611
                                   ----------- ---------- ------------
 Gross profit %                          21.4%      35.7%        43.8%

Allocated operating expenses:
 Selling, general and
  administrative                       226,436    120,908    2,695,919
 Engineering and product
  development                                -    122,066      267,062

Unallocated operating expenses               -          -    2,203,485
                                   ----------- ---------- ------------
                                       226,436    242,974    5,166,466
                                   ----------- ---------- ------------
Income (loss) from operations          157,199    195,808  (1,533,855)

Interest expense, net                        -          -    (159,180)
                                   ----------- ---------- ------------

Net income (loss)                     $157,199   $195,808 ($1,693,035)
                                   =========== ========== ============

    CONTACT: PhotoMedex, Inc.
             Dennis McGrath, CFO, 215-619-3287
             info@photomedex.com
             or
             Lippert/Heilshorn & Associates, Inc.
             Kim Sutton Golodetz (investors), 212-838-3777
             Kgolodetz@lhai.com
             Bruce Voss, 310-691-7100
             Bvoss@lhai.com